PROVIDENT INVESTMENT COUNSEL
       MUTUAL FUNDS


Provident
Investment Counsel
Funds A and B

Balanced Fund

Growth Fund

Mid Cap Fund

Small Company
Growth Fund



The  Securities  and Exchange  Commission has
not approved or disapproved  these securities
or   passed   upon  the   adequacy   of  this
prospectus.   Any   representation   to   the
contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.



Prospectus
March 31, 1999

Contents

Key Facts                       3   The Funds at a Glance

                                3   The Principal Goals and
                                    Strategies of the Funds
                                4   The Principal Risks of
                                    Investing in the Funds

                                5   Who May Want to Invest

                                5   Performance

                                9   Fees and Expenses

                               11   Structure of the Funds and
                                    the Portfolios

                               12   More Information About the
                                    Funds' Investments, Strategies
                                    and Risks

                               15   Management

                               15   The Advisor's Historical
                                    Performance Data

                               18   Your Account

                               18   Ways to Set Up Your Account

                               19   Calculation of Net Asset Value

                               22   How to Buy Shares

                               22   How to Sell Shares

                               24   Important Redemption Information

                               25   Investor Services

Shareholder Account Policies   26   Dividends, Capital Gains
                                    and Taxes

                               26   Distribution Options

                               26   Understanding Distributions

                               26   Transaction Details

                               29   Year 2000 Risk

                               29   Financial Highlights

                                                                      Prospectus

KEY FACTS

THE FUNDS AT A GLANCE

MANAGEMENT: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Funds' Advisor. At December 31, 1998, total assets under PIC's management were over $20 billion.

STRUCTURE: Unlike most mutual funds, each Fund's investment in portfolio securities is indirect. A Fund first invests all of its assets in a PIC Portfolio. The PIC Portfolio, in turn, acquires and manages individual securities. Each Fund has the same investment objective as the PIC Portfolio in which it invests. Investors should carefully consider this investment approach.

The Balanced Fund A and the Balanced Fund B (the "Balanced Funds") have the same investment objective and invest in the PIC Balanced Portfolio. The Growth Fund A and the Growth Fund B (the "Growth Funds") have the same investment objective and invest in the PIC Growth Portfolio. The Mid Cap Fund A and the Mid Cap Fund B (the "Mid Cap Funds") have the same investment objective and invest in the PIC Mid Cap Portfolio. The Small Company Growth Fund A and the Small Company Growth Fund B (the "Small Company Growth Funds") have the same investment objective and invest in the PIC Small Cap Portfolio.

For reasons relating to costs or a change in investment goal, among others, each Fund could switch to another pooled investment company or decide to manage its assets itself. None of the Funds in the Prospectus is currently contemplating such a move.

THE PRINCIPAL GOALS AND STRATEGIES OF THE FUNDS

BALANCED FUNDS

GOAL: Total return -- that is, a combination of income and capital growth, while preserving capital.

STRATEGY: Invest, through the PIC Balanced Portfolio, in a combination of high quality growth stocks and bonds. PIC considers companies with high rates of growth in sales and earnings, strong financial characteristics, a propriety product, industry leadership, significant management ownership and well thought out management goals, plans and controls to be high quality. In selecting equity investments, PIC does an analysis of individual companies and invests in companies of any size which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general. The Balanced Portfolio will invest only in fixed-income securities that have been rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. In selecting fixed-income securities, PIC examines the relationship between long-term and short-term interest rates, taking into account historical relationships and the current economic environment.

GROWTH FUNDS

GOAL: Long term growth of capital.

STRATEGY: Invest, through the PIC Growth Portfolio, in high quality growth stocks. PIC considers companies with high rates of

                                                                      Prospectus
growth in sales and earnings, strong financial characteristics, a propriety product, industry leadership, significant management ownership and well thought out management goals, plans and controls to be high quality. In selecting equity investments, PIC does an analysis of individual companies and invests in companies of any size which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general.

MID CAP FUNDS

GOAL: Long term growth of capital.

STRATEGY: Invest, through the PIC Mid Cap Portfolio, mainly in equity securities of medium-sized companies. In selecting investments, PIC does an analysis of individual companies and invests in those medium-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

SMALL COMPANY GROWTH FUNDS

GOAL: Long term growth of capital.

STRATEGY: Invest, through the PIC Small Cap Portfolio, mainly in equity securities of small-capitalization companies. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

MARKET RISK: The value of each Fund's investments will vary from day to day. The value of the Fund's investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended period of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

SMALL AND MEDIUM COMPANY

RISK: Each Fund may invest in the securities of small and medium-sized companies. However, the Mid Cap Funds primarily invest in the securities of medium-sized companies and the Small Company Growth Funds primarily invest in the securities of small-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

BOND RISK: The Balanced Funds invest in bonds. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises. Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition.

By itself, no Fund is a complete, balanced investment plan. And no Fund can guarantee that it will reach its goal.

Prospectus

WHO MAY WANT TO INVEST

The Balanced Funds may be appropriate for investors who seek potentially high long-term returns, but hope to see less fluctuation in the value of their investment.

The Growth Funds may be appropriate for investors who seek potentially high long-term returns, but are willing to accept the greater risk of investing in growth stocks. The Funds are designed for those investors seeking capital appreciation through a diversified portfolio of securities of companies of all sizes.

The Mid Cap Funds may be appropriate for investors who seek potentially high long-term returns, but are willing to accept the greater risk of investing in medium-capitalization companies. The Funds are designed for those investors who want to focus on medium-capitalization companies.

The Small Company Growth Funds may be appropriate for investors who are willing to accept higher short-term risk in pursuit of potentially above-average long-term returns. The Funds are designed for those investors who want to focus on small-capitalization companies.

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Funds A. The bar charts show how the Funds' total returns have varied from year to year. The tables show the Funds' average returns over time compared with broad-based market indexes. The bar charts do not reflect sales charges, which would lower the returns shown. This past performance will not necessarily continue in the future.

                                                                      Prospectus

                                  [BAR CHART]

                                Balanced Fund A
                         Calendar Year Total Returns (%)
                         -------------------------------
                                93          2.69
                                94         -3.13
                                95         22.31
                                96         15.56
                                97         22.32
                                98         31.12

Best quarter: up 10.32%, 4th quarter 1998
Worst quarter: down 10.54%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                 Since Inception
                                           1 Year     5 Years     June 11, 1992
                                           ------     -------     -------------
Balanced Fund A                            23.58 %     15.66 %       14.12 %
S&P 500 Index*                             28.76       24.15         20.77
Lehman Brothers Government/
  Corporate Bond Index**                    9.47        7.30          8.22
S&P 500 Index and Lehman Brothers
  Government/ Corporate Bond Index***      21.45       17.38         15.80
Lipper Balanced Fund Index****             15.09       13.87         13.54

------------
   * The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized companies.

  ** The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index which is generally regarded as representative of the market for domestic bonds.

 *** These figures represent a blend of the performance of both the S&P 500
     Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%). This combined index reflects the asset allocation between equity and fixed-income securities that PIC intends to maintain.

**** The Lipper Balanced Fund Index measures the performance of those mutual funds that Lipper Analytical Services, Inc. has classified as "balanced." Balanced funds maintain a portfolio of both stocks and bonds, typically with a stock ratio of approximately 60% of assets and a bond ratio of of approximately 40% of assets. The funds in this index have a similar investment objective as the Balanced Funds.

Prospectus

                                  [BAR CHART]

                                Growth Fund A
                         Calendar Year Total Returns (%)
                         -------------------------------
                                98         39.16

Best quarter: up 16.54%, 4th quarter 1998
Worst quarter: down 14.03%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                Since Inception
                    1 Year     February 3, 1997
                    ------     ----------------
Growth Fund A       31.16%          25.29%
S&P 500 Index*      28.76           28.48

----------
* The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.

                                                                      Prospectus

                                  [BAR CHART]

                                 Mid Cap Fund A
                         Calendar Year Total Returns (%)
                         -------------------------------
                                98         26.30

Best quarter: up 15.01%, 4th quarter 1998
Worst quarter: down 20.56%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998


                                       Since Inception
                           1 Year     December 31, 1997
                           ------     -----------------
Mid Cap Fund A             19.04%           19.04%
Russell Midcap Index*      10.09            10.09

----------
* The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. As of May 31, 1998, the average market capitalization of companies in the Russell 1000 Index was approximately $3.7 billion.

Prospectus

                                  [BAR CHART]

                           Small Company Growth Fund A
                         Calendar Year Total Returns (%)
                         -------------------------------
                                98         5.26

Best quarter: up 17.81%, 4th quarter 1998
Worst quarter: down 26.19%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                            Since Inception
                                 1 Year     February 3, 1997
                                 ------     ----------------
Small Company Growth Fund A      (0.79)%          (1.04)%
Russell 2000 Growth Index*        1.23           (11.38)

----------
* The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a recognized index of small-capitalization companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                    Provident       Provident
                                                   Investment      Investment
                                                     Counsel         Counsel
                                                     Funds A         Funds B
                                                     -------         -------
Shareholder Fees
  (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                 5.75%           None
Maximum deferred sales (load) charge
  (as a percentage of purchase or sale price
  whichever is less)                                  None            5.00%
Redemption fee                                        None*           None
Exchange fee                                          None            None

----------
* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

                                                                      Prospectus

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

                                                                        Small
                                                                        Company
                                          Balanced   Growth   Mid Cap   Growth
                                           Fund A    Fund A   Fund A    Fund A
                                          --------   ------   -------   -------
Management Fee (paid by the Portfolio)       0.60%    0.80%     0.70%     0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                         0.25%    0.25%     0.25%     0.25%
Other Expenses** (paid by the Fund
  and the Portfolio)                         0.55%    2.80%     4.11%     3.03%
  Administration Fee to PIC
    (paid by the Fund)                       0.20%    0.20%     0.20%     0.20%
  Shareholder Services Fee
    (paid by the Fund)                       0.15%    0.15%     0.15%     0.15%
                                          --------   ------   -------   -------
Total Annual Fund Operating Expenses         1.75%    4.20%     5.41%     4.43%
Expense Reimbursements ***                  (0.70%)  (2.85%)   (4.02%)   (2.88%)
                                          --------   ------   -------   -------
Net Expenses                                 1.05%    1.35%     1.39%     1.55%
                                          ========   ======   =======   =======

                                                                         Small
                                                                        Company
                                          Balanced   Growth   Mid Cap   Growth
                                           Fund B    Fund B   Fund B    Fund B
                                          --------   ------   -------   -------
Management Fee (paid by the Portfolio)       0.60%    0.80%     0.70%     0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                         1.00%    1.00%     1.00%     1.00%
Other Expenses** (paid by the Fund
  and the Portfolio)                         0.29%    2.74%     1.86%     3.00%
  Administration Fee to PIC
    (paid by the Fund)                       0.20%    0.20%     0.20%     0.20%
                                          --------   ------   -------   -------
Total Annual Fund Operating Expenses         2.09%    4.74%     3.76%     5.00%
Expense Reimbursements ***                  (0.19%)  (2.64%)   (1.62%)   (2.70%)
                                          --------   ------   -------   -------
Net Expenses                                 1.90%    2.10%     2.14%     2.30%
                                          ========   ======   =======   =======
----------
   * The tables above and the Example below reflect the expenses of the Funds and the Portfolios.

  ** Other Expenses are based on estimated amounts for the current fiscal year.

 *** Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2009. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by PIC.

Prospectus

EXAMPLES: These examples will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples are only illustrations, and your actual costs may be higher or lower. Let's say, hypothetically, that each Fund's annual return is 5% and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:


                                1 Year     3 Years     5 Years     10 Years
                                --------   ---------   ---------   ----------
Balanced Fund A                   $676       $  890     $1,121      $1,784
Balanced Fund B                   $708       $  926      N/A         N/A
Growth Fund A                     $705       $  978     $1,272      $2,105
Growth Fund B                     $728       $  985      N/A         N/A
Mid Cap Fund A                    $708       $  990     $1,292      $2,148
Mid Cap Fund B                    $731       $  996      N/A         N/A
Small Company Growth Fund A       $724       $1,036     $1,371      $2,314
Small Company Growth Fund B       $747       $1,043      N/A         N/A

You would pay the following expenses if you did not redeem your shares:


                                1 Year     3 Years     5 Years     10 Years
                                --------   ---------   ---------   ----------
Balanced Fund A                   $676       $  890     $1,121      $1,784
Balanced Fund B                   $193       $  597      N/A         N/A
Growth Fund A                     $705       $  978     $1,272      $2,105
Growth Fund B                     $213       $  658      N/A         N/A
Mid Cap Fund A                    $708       $  990     $1,292      $2,148
Mid Cap Fund B                    $217       $  670      N/A         N/A
Small Company Growth Fund A       $724       $1,036     $1,371      $2,314
Small Company Growth Fund B       $233       $  718      N/A         N/A

STRUCTURE OF THE FUNDS AND THE PORTFOLIOS

Each Fund seeks its goal by investing all of its assets in a PIC Portfolio. The PIC Portfolio then invests directly in securities. Each PIC Portfolio is a mutual fund with the same investment goal as the Fund investing in it.

A Portfolio may sell its shares to other funds and institutions as well as to a Fund. All who invest in a Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Funds' prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

                                                                      Prospectus

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS, STRATEGIES AND RISKS

As described earlier, each Fund invests all of its assets in a PIC Portfolio. This section gives more information about how the PIC Portfolios invest.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolios to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls; and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

Each Portfolio invests to a limited degree in foreign securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

In determining whether to sell a security, PIC considers the following: (a) a fundamental change in the future outlook of the company; (b) the company's performance compared to other companies in its peer group; and (c) whether the security has reached its target price.

Each Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests each Portfolio's assets according to its investment strategy. However, each Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, a Fund would not be seeking its investment objective.

It is not anticipated that the annual portfolio turnover rate of the Portfolios will exceed 100%. However, the Advisor will not consider the rate of portfolio turnover to be a limiting factor in determining whether or purchase or sell securities in order to achieve a Fund's investment objective. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

Prospectus

PROVIDENT INVESTMENT COUNSEL
BALANCED FUNDS

The Balanced Funds seek total return while preserving capital by investing in the PIC Balanced Portfolio. The Balanced Portfolio will attempt to achieve total return through investments in equity and fixed-income securities.

In selecting investments for the Balanced Portfolio, PIC will include equity securities of companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market general. The Balanced Portfolio will invest in a range of small, medium and large companies. The minimum market capitalization of a portfolio security is expected to be $1 billion, and the average market capitalization is currently approximately $30 billion. A company's market capitalization is the total market value of its outstanding common stock. Equity securities in which the Balanced Portfolio invests typically average less than a 1% dividend. Currently, approximately 70% of the equity securities in which the Balanced Portfolio invests are listed on the New York or American Stock Exchanges, and the remainder are traded on the NASDAQ system or are otherwise traded over-the-counter.

The Balanced Portfolio will also invest at least 25%, and may invest up to 70%, of its total assets in fixed-income securities, both to earn current income and to achieve gains from an increase in the value of the fixed-income securities. The types of fixed-income securities in which the Balanced Portfolio will invest include U.S. dollar denominated corporate debt securities and U.S. Government securities. The Balanced Portfolio will invest only in fixed-income securities that are rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. Lower-rated securities have higher credit risks.

Fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term fixed-income securities are generally more sensitive to interest rate changes than short-term fixed-income securities. In general, prices of fixed-income securities rise when interest rates fall, and vice versa.

In selecting fixed-income securities, PIC does not base its investment decisions on forecasts of future interest rates or economic events. Rather, in selecting fixed-income securities for the Balanced Portfolio, PIC examines the relationship between long-term and short-term interest rates, taking into account historical relationships and the current economic environment. PIC seeks to identify sectors and individual securities within certain sectors, which it has determined are undervalued. PIC's analysis takes into account historical data and current market conditions.

                                                                      Prospectus

PROVIDENT INVESTMENT COUNSEL
GROWTH FUNDS

The Growth Funds seek long term growth of capital by investing in the PIC Growth Portfolio, which in turn invests primarily in equity securities. Under normal circumstances, the Growth Portfolio will invest at least 80% of its assets in equity securities. In selecting investments for the Growth Portfolio, PIC will include equity securities of companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general. The minimum market capitalization of a portfolio security is expected to be $1 billion, and the average market capitalization is currently approximately $30 billion. Equity securities in which the Growth Portfolio invests typically average less than a 1% dividend. Currently, approximately 70% of the equity securities in which the Growth Portfolio invests are listed on the New York or American Stock Exchanges, and the remainder are traded on the NASDAQ system or are otherwise traded over-the-counter.

PROVIDENT INVESTMENT COUNSEL
MID CAP FUNDS

The Mid Cap Funds seek long term growth of capital by investing in the PIC Mid Cap Portfolio, which in turn invests primarily in equity securities of medium-sized companies.

PIC will invest at least 65%, and normally at least 95%, of the Mid Cap Portfolio's total assets in these securities. The Mid Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types.

Medium-sized companies are those whose market capitalizations fall within the range of $500 million to $5 billion. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However, they tend to involve less risk than stocks of small companies. Over the course of a business cycle, medium capitalization stocks have shown greater growth potential than those of large capitalization stocks.

PROVIDENT INVESTMENT COUNSEL
SMALL COMPANY GROWTH FUNDS

The Small Company Growth Funds seek long term growth of capital by investing in the PIC Small Cap Portfolio, which in turn invests primarily in equity securities of small companies.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Small Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Small companies are those whose market capitalization or annual revenues are $250 million or less. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and

Prospectus
their prices tend to be more volatile. Over the course of a business cycle, however, small capitalization stocks have shown greater growth potential than those of larger capitalization stocks.

MANAGEMENT

PIC is the advisor to the PIC Portfolios, in which the respective Funds invest. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of United Asset Management Corporation (UAM), a publicly owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services. An investment committee of PIC formulates and implements an investment program for each of the Portfolios, including determining which securities should be bought and sold.

Each Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of net assets, the Balanced Portfolio paid PIC 0.60%; the Growth Portfolio paid 0.80%; the Mid Cap Portfolio paid 0.70%; and the Small Cap Portfolio paid 0.80%.

THE ADVISOR'S HISTORICAL
PERFORMANCE DATA

The investment results presented below are not the results of the Funds. They are for composites of all accounts managed by PIC with substantially similar investment objectives and strategies to the Funds.

The composite performance data was calculated in accordance with recommended standards for the Association of Investment Management and Research (AIMR) retroactively applied for all time periods. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set for performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investments advisers are directly comparable.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns do not reflect investment management fees and other operating expenses paid by the accounts in the composite. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The composites' returns are calculated on a time-weighted basis.

These composites are unaudited and are not intended to predict or suggest the returns that might be expected for the Funds. Figures reflect average annual returns. Average annual total returns show that cumulative total returns for a stated

                                                                      Prospectus
time period (i.e., 3, 7 or 10 years) have been averaged over the period. You should note that the Funds will compute and disclose average annual return using the standard formula set forth in SEC rules, which differs in certain respects from the methodology used below to calculate PIC's performance. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods, from inception. The calculation provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The formula requires that returns to be shown for the Funds will be net of advisory fees as well as any maximum applicable sales charges and all other Fund operating expenses.

The accounts included in the composites are not mutual funds and are not subject to the same rules and regulations imposed by the 1940 Act and the Internal Revenue Code (for example, diversification and liquidity requirements and restrictions on transactions with affiliates) as the Funds or to the same types of expenses that the Funds pay. These differences might have adversely affected the performance figures shown below. The Indices are not managed and do not pay any fees or expenses.

Prospectus

PERFORMANCE ENDED DECEMBER 31, 1998

                                                1        3        7       10
                                               Year    Years    Years    Years
                                              -----    -----    -----    -----
PIC Balanced Composite                        33.36%   24.13%   14.92%   19.16%
S&P 500 Index(1)                              28.76    28.39    19.56    19.22
Lehman Brothers Government/Corporate
  Bond Index(2)                                9.47     7.33     7.87     9.33
S&P 500 Index/Lehman Brothers
  Government/Corporate Bond Index(3)          21.45    19.92    14.94    15.38
Lipper Balanced Fund Index(4)                 15.09    16.11    12.66    13.32
PIC Large Cap Growth Composite                40.95%   30.32%   17.64%   23.38%
S&P 500 Index(1)                              28.76    28.39    19.56    19.22
Lipper Growth Fund Index(5)                   25.69    23.67    16.86    17.21
PIC Small Cap Growth Comingled Fund            7.16%    8.35%   15.23%   21.85%
Russell 2000 Growth Index(6)                   1.23     8.35    10.31    11.54
Lipper Small Cap Fund Index(7)                (0.85)    9.26    12.07    13.16

------------
(1) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized companies.

(2) The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index which is generally regarded as representative of the market for domestic bonds.

(3) These figures represent a blend of the performance of both the S&P 500 Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%). This combined index mirrors the composition of the PIC Balanced Composite.

(4) The Lipper Balanced Fund Index measures the performance of those mutual funds that Lipper Analytical Services, Inc. has classified as "balanced." Balanced funds maintain a portfolio of both stocks and bonds, typically with a stock ratio of approximately 60% of assets and a bond ratio of approximately 40% of assets. The funds in this index have a similar investment objective as the Balanced Funds.

(5) The Lipper Growth Fund Index is composed of the 30 largest funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indices. The funds in this index have a similar investment objective as the Growth Funds.

(6) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a recognized index of small-capitalization companies.

(7) The Lipper Small Cap Fund Index is composed of the 30 largest funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. The funds in this index have a similar investment objective as the Small Company Growth Funds.

                                                                      Prospectus

YOUR ACCOUNT

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

* Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

* 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations.

* 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

GIFTS OR TRANSFERS TO MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST
FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened.

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR OTHER GROUPS

Does not require a special application.

Prospectus

CALCULATION OF
NET ASSET VALUE

Once each business day, each Fund calculates its net asset value (NAV). NAV is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. The NAV for Fund A and Fund B shares will generally differ because they have different expenses.

CHOOSING BETWEEN
FUND A AND B

As mentioned earlier, there are Funds A and Funds B. While both Funds invest in the same PIC Portfolio (for example, Balanced Fund A and Balanced Fund B invest in the PIC Balanced Portfolio), each Fund has separate sales charge and expense structures. Because of the different expense structures, Fund A and Fund B will have different NAVs and dividends.

The principal advantages of Fund A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Fund A shares. The principal advantage of Fund B shares is that all of your money is put to work from the outset.

FUND A SHARES

Fund A shares are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus, including the shares charge. The sales charge declines with the size of your purchase, as shown below:

                         As a % of       As a % of
                          offering         your
   Your investment         price        investment
   ---------------         -----        ----------
Up to $49,999              5.75%          6.10%
$50,000 to $99,999         4.50%          4.71%
$100,000 to $249,999       3.50%          3.63%
$250,000 to $499,999       2.50%          2.56%
$500,000 to $999,999       2.00%          2.04%
$1,000,000 and over        None*          None*

----------
* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

FUND A SALES CHARGE WAIVERS

Shares of Fund A may be sold at net asset value (free of any sales charge) to:

(1) shareholders investing $1 million or more; (2) current shareholders of the Balanced, Growth and Small Company Growth Funds A as of June 30, 1998 and the Mid Cap Fund A as of September 30, 1998; (3) current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, PIC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (4) current or retired registered representatives of broker-dealers

                                                                      Prospectus
having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (5) investors who redeem shares from an unaffiliated investment company which has a sales charge and use the redemption proceeds to purchase Fund A shares within 60 days of the redemption; (6) trustees or other fiduciaries purchasing shares for certain retirement plans or organizations with 60 or more eligible employees; (7) investment advisors and financial planners who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (8) employee-sponsored benefit plans in connection with purchases of Fund A shares made as a result of participant-directed exchanges between options in such a plan; (9) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Fund A shares; and (10) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired Fund A shares under circumstances not involving any sales expense to the Trust or the Distributor.

FUND A SALES CHARGE REDUCTIONS

There are several ways you can combine multiples purchases of Fund A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner.

ACCUMULATION PRIVILEGE -- This lets you add the value of shares of any of the Funds A you and your family already own to the amount of your next purchase of Fund A shares for purposes of calculating the sales charge.

LETTER OF INTENT -- This lets you purchase shares of a Fund A and any other Fund A over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time.

COMBINATION PRIVILEGE -- This lets you combine shares of one or more Funds A for the purpose of reducing the sales charge on the purchase of Fund A shares.

FUND B SHARES

The price you will pay to buy Fund B shares is the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

Prospectus

You may be charged a contingent deferred sales charge if you sell your Fund B shares within a certain time after you purchased them. There is no charge on shares which you acquire by reinvesting your dividends. The deferred sales charge is based on the original cost of your shares or the market value of them when you sell, whichever is less. The deferred sales charges are as follows:

Years after                   Deferred
Purchase                    Sales Charge
--------                    ------------
  1                            5.00%
  2                            4.00%
  3                            3.00%
  4                            3.00%
  5                            2.00%
  6                            1.00%
  Within the 7th Year           None

When you place an order to sell your shares, we will first sell any shares in your account which are not subject to a deferred sales charge. Next we will sell shares subject to the lowest deferred sales charge.

After seven years, your Fund B shares automatically will convert to a class of shares with the same investment objective and policies as your Fund. For example, if you own shares of Balanced Fund B, they will be converted to a new class of Balanced Fund B shares to be established. The new class of shares will have lower distribution fees. This will mean that your Fund account will be subject to lower overall charges. The conversion will be a non-taxable event for you.

Deferred sales charges for Fund B shares may be reduced or waived under certain circumstances and for certain groups. Call (800) 618-7643 for details.

DISTRIBUTION PLANS

The Trust has adopted plans pursuant to Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of its shares. The plan with respect to Fund A shares provides for the payment of a distribution fee at the annual rate of 0.25% of each Fund's average daily net assets. The plan with respect to Fund B shares provides for the payment of a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets and a service fee at the annual rate of 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER
SERVICES PLAN

In addition, the Trust, on behalf of each Fund A, has entered into a Shareholder Services Plan with the Advisor. Under the Shareholder Services Plan, the Advisor will provide, or arrange for others to provide, certain shareholder services to shareholders of each Fund A. The Shareholder Services Plan provides for the payment to the Advisor of a service fee at the annual rate of 0.15% of each Fund A's average daily net assets.

                                                                      Prospectus

HOW TO BUY SHARES

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                               $2,000

For retirement accounts                            $500

For automatic investment plans                     $250

TO ADD TO AN ACCOUNT                               $250

For retirement plans                               $250

Through automatic investment plans                 $100

MINIMUM BALANCE                                  $1,000

For retirement accounts                            $500

FOR INFORMATION:                         (800) 618-7643

TO INVEST

BY MAIL:
            Provident Investment Counsel Funds
            P.O. Box 8943
            Wilmington, DE 19899

BY WIRE:
            Call: (800) 618-7643 to set up
            an account and arrange a
            wire transfer

BY OVERNIGHT DELIVERY:
            Provident Investment Counsel Funds
            400 Bellevue Parkway

            Wilmington, DE 19809

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. You may be charged a contingent deferred sales charge on the sale of your Fund B shares.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Prospectus

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

*    You wish to redeem more than $100,000 worth of shares,

*    Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

*    The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Funds' Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Pregram (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

*    Your name,

*    Your Fund account number,

*    The dollar amount or number of shares to be redeemed, and

* Any other applicable requirements listed under "Important Redemption Information."

*    Unless otherwise instructed, PIC will send a check to the record address.

MAIL YOUR LETTER TO:
Provident Investment Counsel Funds
P.O. Box 8943
Wilmington, DE 19899

                                                                      Prospectus

IMPORTANT REDEMPTION INFORMATION

                 Account Type              Special Requirements
                 ------------              --------------------
Phone            All account types      *  Your telephone call must be received by
(800) 618-7643   except retirement         4 p.m. Eastern time to be redeemed on that
                                           day (maximum check request $100,000).

Mail or in       Individual, Joint      *  The letter of instructions must be signed by all
Person           Tenant, Sole Propri-      persons required to sign for transactions,
                 etorship, UGMA, UTMA      exactly as their names appear on the account.

                 Retirement Account     *  The account owner should complete a retirement
                                           distribution form. Call (800) 618-7643 to
                                           request one.

                 Trust                  *  The trustee must sign the letter indicating
                                           capacity as trustee. If the trustee's name is not
                                           in the account registration, provide a copy of
                                           the trust document certified within the last 60
                                           days.

                 Business or            *  At least one person authorized by corporate
                 Organization              resolutions to act on the account must sign the
                                           letter.

                                        *  Include a corporate resolution with
                                           corporate seal or a signature guarantee.

                 Executor,              *  Call (800) 618-7643 for instructions.
                 Administrator,
                 Conservator, Guardian

Wire             All account types      *  You must sign up for the wire feature before
                 except retirement         using it. To verify that it is in place, call (800)
                                           618-7643. Minimum redemption wire: $5,000.

                                        *  Your wire redemption request must be received
                                           by the Fund before 4 p.m. Eastern time for
                                           money to be wired the next business day.

Prospectus

INVESTOR SERVICES

PIC provides a variety of services to help you manage your account.

INFORMATION SERVICES

PIC'S TELEPHONE REPRESENTATIVES can be reached at (800) 618-7643.

STATEMENTS AND REPORTS that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

*    Annual and semi-annual shareholder reports (every six months)

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your Fund A shares and buy shares of other Funds A or sell your Fund B shares and buy shares of other Funds B by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, and that they may have tax consequences for you. Also see "Shareholder Account Policies."

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day. This service is available to Fund A account holders only.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

                                                                      Prospectus

SHAREHOLDER ACCOUNT POLICIES

DIVIDENDS, CAPITAL
GAINS, AND TAXES

The Funds distribute substantially all of their net income and capital gains if any, to shareholders each year in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Funds offer three options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

UNDERSTANDING
DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

TAXES ON TRANSACTIONS. Your redemptions -- including exchanges -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell or exchange them.

Whenever you sell shares of a Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

TRANSACTION DETAILS

WHEN YOU SIGN YOUR ACCOUNT application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you

Prospectus
violate IRS regulations, the IRS can require a Fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

*    PIC does not accept cash or third party checks.

* When making a purchase with more than one check, each check must have a value of at least $50.

* Each Fund reserves the right to limit the number of checks processed at one time.

* If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

YOU MAY BUY SHARES OF A FUND OR SELL THEM THROUGH A BROKER, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

* PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will

                                                                      Prospectus
     be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

* PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer, PIC will give you 30 days prior notice of its intention to close your account. You will not be charged a deferred sales charge for a low balance redemption from a Fund B.

Please note this about exchanges

As a shareholder, you have the privilege of exchanging shares of a Fund A for shares of other Funds A and shares of Fund B for shares of other Funds B.

However, you should note the following:

*    The Fund you are exchanging into must be registered for sale in your state.

* You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

*    Before exchanging into a Fund, read its prospectus.

* Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

*    You may exchange Fund A shares only for other Fund A Shares.

*    You may exchange Fund B shares only for other Fund B shares.

* Because excessive trading can hurt Fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

* Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus

YEAR 2000 RISK

Like other business organizations around the world, the Funds could be adversely affected if the computer systems used by their investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The situation may negatively affect the companies in which the Portfolios invest and by extension the value of the Funds' shares. The Funds' advisor is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems, and it has obtained assurances from the Funds' other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on the Funds.

FINANCIAL HIGHLIGHTS

These tables show the financial performance for the Funds A for up to the past five years. The Funds B are new series of the Trust for which financial highlights are not available. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants. Their reports and the Funds' financial statements are included in the Annual Reports.

                                       29
                                                                      Prospectus

PROVIDENT INVESTMENT COUNSEL FUNDS

                                                            Balanced Fund A
                                         Year        Year        Year        Year         Year
                                         ended       ended       ended       ended       ended
                                        10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
                                        --------    --------    --------    --------    --------
Net asset value, beginning of period    $ 15.51    $ 13.91       $13.24     $ 11.24     $ 11.48
Income from investment operations:
 Net investment income                     0.16       0.16         0.14        0.15        0.15
 Net realized and unrealized gain
 (loss) on investments                     2.44       2.64         1.34        2.00       (0.24)
Total from investment operations           2.60       2.80         1.48        2.15       (0.09)
Less distributions:
 From net investment income               (0.15)     (0.16)       (0.14)      (0.15)      (0.15)
 From net realized gains                  (1.01)     (1.04)       (0.67)       0.00        0.00
Total distributions                       (1.16)     (1.20)       (0.81)      (0.15)      (0.15)
Net asset value, end of period          $ 16.95    $ 15.51       $13.91     $ 13.24     $ 11.24
Total return                              17.85%     21.76%       11.96%      19.35%      (0.78%)
                                        -------    -------       ------     -------     -------
Ratios/supplemental data:
Net assets, end of period (millions)    $  42.0    $  35.3       $ 12.9     $  12.5     $   9.1
Ratios to average net assets:*
Expenses after exp. reimbursements         1.05%      1.05%        1.05%       1.05%       1.05%
Expenses before exp. reimbursements        1.41%      1.43%        1.72%       2.32%       2.87%
Net investment income after exp.
reimbursements                             0.97%      1.10%        1.05%       1.32%       1.37%
Portfolio turnover rate +                111.47%    104.50%       54.24%     106.50%     116.63%

* Includes the Fund's share of expenses allocated from PIC Balanced Portfolio.
+ Portfolio turnover rate of PIC Balanced Portfolio, in which all of the Fund's assets are invested.

Prospectus

Provident Investment Counsel Funds

                                                                    Mid Cap        Small Company
                                              Growth Fund A         Fund A         Growth Fund A
                                         -----------------------   ---------   ----------------------
                                           Year       2/3/97*      12/31/97*     Year       2/3/97*
                                           ended      through       through      ended      through
                                         10/31/98     10/31/97     10/31/98    10/31/98    10/31/97

Net asset value, beginning of period      $11.44       $10.00       $10.00      $10.42      $10.00
Income from investment operations:
     Net investment loss                   (0.07)       (0.03)       (0.03)      (0.12)      (0.03)
     Net realized and unrealized gain
     (loss) on investments                  2.30         1.47         0.56       (1.80)       0.45

Total from investment operations            2.23         1.44         0.53       (1.92)       0.42
Less distributions:
     From net investment income             0.00         0.00         0.00        0.00        0.00
     From net realized gains                0.00         0.00         0.00        0.00        0.00
Total distributions                         0.00         0.00         0.00        0.00        0.00
Net asset value, end of period            $13.67       $11.44       $10.53      $ 8.50      $10.42
Total return                               19.49%       14.40%++      5.30%++   (18.43)%      4.20%++
                                          ------       ------       ------      ------      ------
Ratios/supplemental data:
Net assets, end of period (millions)        $3.7         $2.2         $5.7        $2.7        $3.1
Ratios to average net assets:
Expenses after exp. reimbursements          1.35%o       1.35%o+      1.04%^+     1.55%#      1.55%#+
Expenses before exp. reimbursements         4.06%o       9.97%o+      3.08%^+     4.32%#     11.55%#+
Net investment loss after exp.
reimbursements                             (0.68)%      (0.62)%+     (0.43)%+    (1.23)%     (1.14)%+
Portfolio turnover rate                    81.06%!      67.54%!     166.89%/     81.75%**   151.52%**

*  Commencement of operations
+  Annualized.
++ Not annualized
o  Includes the Fund's share of expenses allocated from PIC Growth Portfolio.
^  Includes the Fund's share of expenses allocated from PIC Mid Cap Portfolio.
# Includes the Fund's share of expenses allocated from PIC Small Cap Portfolio. ! Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.
/ Portfolio turnover rate of PIC Mid Cap Portfolio, in which all of the Fund's assets are invested.
** Portfolio turnover rate of PIC Small Cap Portfolio, in which all of the Fund's assets are invested.

                                                                      Prospectus

                         PROVIDENT INVESTMENT COUNSEL
                                 FUNDS A AND B
                                 BALANCED FUND
                                  GROWTH FUND
                                 MID CAP FUND
                           SMALL COMPANY GROWTH FUND

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds A investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds' reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                         Provident Investment Counsel
                                 P.O. Box 8943
                             Wilmington, DE 19899
                           Telephone: 1-800-618-7643

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. You can get text-only copies:

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-6009 or by calling 1-800-SEC-0330.

Free of charge from the Commission's Internet website at http://www.sec.gov


                                                        (Investment Company Act
                                                              File No. 811-6498)

Prospectus

                              PIC INVESTMENT TRUST

                       Statement of Additional Information
                              Dated March 31, 1999

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus of the Provident Investment Counsel Balanced Fund A, Provident Investment Counsel Growth Fund A, Provident Investment Counsel Mid Cap Fund A, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Balanced Fund B, Provident Investment Counsel Growth Fund B, Provident Investment Counsel Mid Cap Fund B and Provident Investment Counsel Small Company Growth Fund B, series of PIC Investment Trust (the "Trust"), which share a common prospectus. There are three other series of the Trust: Provident Investment Counsel Growth Fund I, Provident Investment Counsel Small Company Growth Fund I and Provident Investment Counsel Small Cap Growth Fund I. The Provident Investment Counsel Balanced Fund A and the Provident Investment Counsel Balanced Fund B (the "Balanced Funds") invest in the PIC Balanced Portfolio; the Provident Investment Counsel Growth Fund A and the Provident Investment Counsel Growth Fund B (the "Growth Funds") invest in the PIC Growth Portfolio; the Provident Investment Counsel Mid Cap Fund A and the Provident Investment Counsel Mid Cap Fund B (the "Mid Cap Funds") invest in the PIC Mid Cap Portfolio; the Provident Investment Counsel Small Company Growth Fund A and the Provident Investment Counsel Small Company Growth Fund B (the "Small Company Growth Funds") invest in the PIC Small Cap Portfolio. (In this SAI, the Balanced Funds, the Growth Funds, the Mid Cap Funds and the Small Company Growth Funds may be referred to as the "Funds," and the PIC Balanced
Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio and PIC Small Cap Portfolio may be referred to as the "Portfolios.") Provident Investment Counsel (the "Advisor") is the Advisor to the Portfolios. A copy of the Funds' prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

                                TABLE OF CONTENTS

Investment Objectives and Policies                                     B- 2
Management                                                             B-11
Custodian and Auditors                                                 B-19
Portfolio Transactions and Brokerage                                   B-19
Portfolio Turnover                                                     B-21
Additional Purchase and Redemption Information                         B-21
Net Asset Value                                                        B-22
Taxation                                                               B-22
Dividends and Distributions                                            B-23
Performance Information                                                B-24
General Information                                                    B-26
Financial Statements                                                   B-27
Appendix                                                               B-28

                       INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

         Each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

         In addition to selling its shares to a Fund, a Portfolio may sell its shares to other mutual funds or institutional investors. All investors in a Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in a Portfolio may sell their shares to the public at prices different from those of a Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in a Portfolio. Information concerning other holders of interests in a Portfolio is available by calling (800) 618-7643.

         The Trustees of the Trust believe that this structure may enable a Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing a Fund's assets in a Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. A Fund's investment in a Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of a Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of a Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

         Whenever a Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received.

THE BALANCED FUNDS

         The investment objective of the Balanced Funds is to provide high total return while reducing risk. The Balanced Funds may also attempt to earn current income and reduce the variability of the net asset value of their shares by investing a portion of their assets in short-term investments. Normally, these investments will range from 0 to 20% of their assets. There is no assurance that the Balanced Funds will achieve their objective. The Balanced Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Balanced Portfolio (the "Balanced Portfolio"). The Balanced Portfolio is a diversified open-end management investment company having the same investment objective as the Balanced Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Balanced Funds and the Balanced Portfolio. Because the investment characteristics of the Balanced Funds will correspond directly to those of the Balanced Portfolio, the discussion refers to those investments and techniques employed by the Balanced Portfolio.

THE GROWTH FUNDS

         The investment objective of the Growth Funds is to provide long-term growth of capital. There is no assurance that the Growth Funds will achieve their objective. The Growth Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Growth Portfolio (the "Growth Portfolio"). The Growth Portfolio is a diversified open-end management investment company having the same investment objective as the Growth Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Growth Funds and the Growth Portfolio. Because the investment characteristics of the Growth Funds will correspond directly to those of the Growth Portfolio, the discussion refers to those investments and techniques employed by the Growth Portfolio.

THE MID CAP FUNDS

         The investment objective of the Mid Cap Funds is to provide long-term growth of capital. There is no assurance that the Mid Cap Funds will achieve their objective. The Mid Cap Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Mid Cap Portfolio (the "Mid Cap Portfolio"). The Mid Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Mid Cap Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Mid Cap Funds and the Mid Cap Portfolio. Because the investment characteristics of the Mid Cap Funds will correspond directly to those of the Mid Cap Portfolio, the discussion refers to those investments and techniques employed by the Mid Cap Portfolio.

THE SMALL COMPANY GROWTH FUNDS

         The investment objective of the Small Company Growth Funds is to provide capital appreciation. There is no assurance that the Small Company Growth Funds will achieve their objective. The Small Company Growth Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Small Cap Portfolio (the "Small Cap Portfolio"). The Small Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Small Company Growth Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Small Company Growth Funds and the Small Cap Portfolio. Because the investment characteristics of the Small Company Growth Funds will correspond directly to those of the Small Cap Portfolio, the discussion refers to those investments and techniques employed by the Small Cap Portfolio.

INVESTMENT RESTRICTIONS

         The Trust (on behalf of the Funds) and the Portfolios have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of a Fund or a Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund or a Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund or a Portfolio. Except with respect to borrowing, changes in values of assets of a particular Fund or Portfolio will not cause a violation of the investment restrictions so long as percentage restrictions are observed by such Fund or Portfolio at the time it purchases any security.

         As a matter of fundamental policy, the Portfolios are diversified; i.e., as to 75% of the value of a Portfolio's total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities). The Funds invest all of their assets in shares of the Portfolios. Each Fund's and each Portfolio's investment objective is fundamental.

In addition, no Fund or Portfolio may:

         1. Issue senior securities, borrow money or pledge its assets, except that a Fund or a Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

         2. Make short sales of securities or maintain a short position;

         3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

         4. Write put or call options, except that the Balanced Portfolio may write covered call and cash secured put options on debt securities, and the Small Cap Portfolio may write covered call and cash secured put options and purchase call and put options on stocks and stock indices;

         5. Act as underwriter (except to the extent a Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

         6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that any of the Funds may invest more than 25% of their assets in shares of a Portfolio;

         7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although any Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

         8. Purchase or sell commodities or commodity futures contracts, except that any Portfolio may purchase and sell stock index futures contracts and the Balanced Portfolio may purchase and sell interest rate futures contracts;

         9. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

         10. Make loans (except for purchases of debt securities consistent with the investment policies of the Funds and the Portfolios and except for repurchase agreements); or

         11.  Make  investments  for  the  purpose  of  exercising   control  or
management.

         The Portfolios observe the following restrictions as a matter of operating but not fundamental policy.

         No Portfolio may:

         1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

         2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

SECURITIES AND INVESTMENT PRACTICES

         The discussion below supplements information contained in the prospectus as to investment policies of the Portfolios. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goals.

EQUITY SECURITIES

         Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

SHORT-TERM INVESTMENTS

         Short-term investments are debt securities that mature within a year of the date they are purchased by a Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. A Portfolio will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

REPURCHASE AGREEMENTS

         Repurchase agreements are transactions in which a Fund or a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

         Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds and the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Funds and the Portfolios intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

OPTIONS ACTIVITIES

         The Balanced Portfolio may write (i.e., sell) call options ("calls") on debt securities, and the Small Cap Portfolio may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Portfolio owns the optioned securities. When the Balanced or Small Cap Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio will forgo any gain from an increase in the market price of the underlying security over the exercise price.

         The Balanced and Small Cap Portfolios may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligation. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

         The Balanced and Small Cap Portfolios also may write and purchase put options ("puts"). When the Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. When the Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

         A Portfolio's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

         In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

FUTURES CONTRACTS

         The Balanced Portfolio may buy and sell interest rate futures contracts, and all the Portfolios may buy and sell stock index futures contracts. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

         Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

         A stock index futures contract may be used as a hedge by any of the Portfolios with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

         There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Portfolio than if it had not entered into any futures on stock indices.

         In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

FOREIGN SECURITIES

         The Portfolios may invest in securities of foreign issuers in foreign markets. In addition, the Portfolios may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. A Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the NASDAQ system.

         Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Portfolios may enter into forward contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs. The Portfolios may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Portfolio will be served.

         At or before the maturity date of a forward contract that requires a Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

         The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

SEGREGATED ACCOUNTS

         When a Portfolio writes an option, sells a futures contract or enters into a forward foreign currency exchange contract, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by a Portfolio until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet a Portfolio's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

DEBT SECURITIES AND RATINGS

         Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                                   MANAGEMENT

         The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. Likewise, the Portfolios each have a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

         The following table lists the Trustees and officers of the Trust, their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

Name, Address                Position(s) Held  Principal Occupation(s)
and Age                      With the Trust    During Past 5 Years
-------                      --------------    -------------------
Jettie M. Edwards (age 52)   Trustee           Consulting principal of
76 Seaview Drive                               Syrus Associates (consulting firm)
Santa Barbara, CA 93108

Jeffrey D. Lovell (age 46)   Trustee           Managing Director, President and co-founder
11150 Santa Monica Blvd.                       of Putnam, Lovell & Thornton, Inc.
Ste 1650                                       (investment bankers)
Los Angeles, CA 90025

Jeffrey J. Miller (age 48)   Trustee*          Managing Director and Secretary of the
300 North Lake Avenue                          Advisor
Pasadena, CA 91101

Wayne H. Smith (age 57)      Trustee           Vice President and Treasurer of Avery
150 N. Orange Grove Blvd.                      Dennison Corporation (pressure sensitive
Pasadena, CA 91103                             material and office products manufacturer)

Douglass B. Allen (age 37)   President*        Vice President of the Advisor; Director
300 North Lake Avenue                          of the Sycamores (non-profit children's
Pasadena, CA 91101                             treatment agency) since September 1998

Thad M. Brown (age 48)       Vice President,   Senior Vice President and Chief Financial
300 North Lake Avenue        Secretary and     Officer of the Advisor
Pasadena, CA 91101           Treasurer*

         The following table lists the Trustees and officers of each of the Portfolios, their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

Name, Address                Position(s) Held      Principal Occupation(s)
and Age                      With the Portfolios   During Past 5 Years
-------                      -------------------   -------------------
Richard N. Frank (age 75)    Trustee               Chief Executive Officer, Lawry's
234 E. Colorado Blvd.                              Restaurants, Inc.; formerly Chairman
Pasadena, CA 91101                                 of Lawry's Foods, Inc.

James Clayburn
 LaForce (age70)             Trustee               Dean Emeritus, John E. Anderson Graduate
P.O. Box 1585                                      School of Management, University of
Pauma Valley, CA 92061                             California, Los Angeles. Director of The
                                                   BlackRock Funds. Trustee of Payden & Rygel
                                                   Investment Trust. Director of the Timken Co.,
                                                   Rockwell International, Eli Lilly, Jacobs
                                                   Engineering Group and Imperial Credit
                                                   Industries.

Jeffrey J. Miller (age 48)   Trustee*              Managing Director and Secretary of the
300 North Lake Avenue                              Advisor
Pasadena, CA 91101

Angelo R. Mozilo (age 59)    Trustee               Vice Chairman and Executive Vice President
155 N. Lake Avenue                                 of Countrywide Credit Industries (mortgage
Pasadena, CA 91101                                 banking)

Douglass B. Allen (age 37)   President*            Vice President of the Advisor; Director
300 North Lake Avenue                              of the Sycamores (non-profit children's
Pasadena, CA 91101                                 treatment agency) since September 1998

Thad M. Brown (age 48)       Vice President,       Senior Vice President and Chief Financial
300 North Lake Avenue        Secretary and         Officer of the Advisor
Pasadena, CA 91101           Treasurer*

------------------
* denotes Trustees who are "interested persons" of the Trust or Portfolios under the 1940 Act.

         The following compensation was paid to each of the following Trustees. No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the "Fund Complex."

                                                           Deferred          Deferred             Total
                                                         Compensation      Compensation       Compensation
                         Aggregate       Aggregate      Accrued as Part   Accrued as Part     From Trust and
                       Compensation     Compensation       of Trust       of Portfolios    Portfolios paid to
Name of Trustee         from Trust    from Portfolios      Expenses          Expenses            Trustee
---------------         ----------    ---------------      --------          --------            -------

Jettie M. Edwards           $13,000        $0              $0                  $0                 $13,000
Bernard J. Johnson          $0             $0              $0                  $0                 $0
Jeffrey D. Lovell           $0             $0              $3,232              $0                 $3,232
Wayne H. Smith              $0             $0              $3,232              $0                 $3,232
Richard N. Frank            $0             $0              $0                  $3,191             $3,191
James Clayburn LaForce      $0             $12,000         $0                  $0                 $12,000
Angelo R. Mozilo            $0             $0              $0                  $3,190             $3,190

         The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Balanced Fund A as of February 9, 1999:

Gilbert Papazian - 9.40%
Hillsborough, CA 94010

Gilbert Papazian and
 Margaret Papagian, Trustees - 5.32%
Hillsborough, CA 94010

Rita Moya, Trustee - 12.46%
Los Angeles, CA 90071

Wilmington Trust Co, Trustee - 43.15%
Wilmington, DE 19899

Sanwa Bank Caliofrnia, Trustee - 5.81%
Los Angeles, CA 90060

Straffe & Co. FBO -7.76%
 Safelite Glass
Westerville, OH 43086

         The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Growth Fund A as of February 9, 1999:

Wilmington Trust Co. FBO
 Mustang Employee 401K - 78.37%
Wilmington, DE 19899

Wilmington Trust Co, Trustee FBO
 Catholic Health Care - 21.60%
Wilmington, DE 19899

         The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Mid Cap Fund A as of February 9, 1999:

Larry D. Tashjian and
 Karen D. Tashjian, Trustees - 12.19%
La Canada, CA 91011

George E. Handtmann III, Trustee - 15.46%
Carpinteria, CA 93013

Jeffrey J. Miller and
 Paula J. Miller, Trustees - 8.35%
La Canada, CA 91011

Robert M. Kommerstad and
 Lila M. Kommerstad, Trustees - 8.35%
Bradbury, CA 91010

Bernard J. Johnson, Trustee - 8.35%
Altadena, CA 91001

Thomas J and Julie H. Condon, Trustees - 9.98%
San Marina, CA 91108

Donaldson Lufkin & Jenrette Secs Corp. - 5.72%
Jersey City, NJ 07303

Thomas M. Mitchell and
 Jerrine E. Mitchell, Trustees - 8.44%
San Gabriel, CA 91775

         The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Small Company Growth Fund A as of February 9, 1999:

Merrill Lynch Trust Co, Trustee
 FBO Qualified Retirement Plans - 46.12%
Somerset, NJ 08873

IITC - 7.08%
Boulder, CO 80503

Wilmington Trust Co., Trustee 9.80%
Wilmington, DE 19899

Wilmington Trust Co., Trustee - 17.18%
Wilmington, DE 19899

         As of February 9, 1999, shares of the Funds owned by the Trustee and officers as a group were less than 1%.

The Advisor

         The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

         The  following  information  is  provided  about  the  Advisor  and the
Portfolios. Subject to the supervision of the Boards of Trustees of the Portfolios, investment management and services will be provided to the Portfolios by the Advisor, pursuant to separate Investment Advisory Agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Portfolios and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolios and the Trust are responsible for their operating expenses, including: (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolios and the legal obligations with respect to which the Trust or the Portfolios may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

         The Advisor is an indirect, wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services. On February 15, 1995, UAM acquired the assets of the Advisor's predecessor, which had the same name as the Advisor; on that date the Advisor entered into new Advisory Agreements having the same terms as the previous Advisory Agreements with the Portfolios. The term "Advisor" also refers to the Advisor's predecessor.

         For its services, the Advisor receives a fee from the Balanced Portfolio at an annual rate of 0.60% of its average net assets, 0.80% of the Growth Portfolio's average net assets, 0.80% of the Small Cap Portfolio's average net assets and 0.70% of the Mid Cap Portfolio's average net assets. During the fiscal years ended October 31, 1998, 1997 and 1996, the Advisor earned fees pursuant to the Advisory Agreements as follows: from the Balanced
Portfolio,  $236,672,  $153,518  and  $74,462,  respectively;  from  the  Growth
Portfolio, $1,045,893, $838,058 and $949,431, respectively; and from the Small Cap Portfolio, $1,418,731, $1,525,768 and $1,395,748, respectively. The Mid Cap Portfolio earned fees of $29,031 during the period December 31, 1997 through October 31, 1998. However, the Advisor has agreed to limit the aggregate expenses of the Balanced Portfolio to 0.80% of average net assets, and the aggregate expenses of the Growth and Small Cap Portfolios to 1.00% of average net assets. As a result, the Advisor paid expenses of the Balanced Portfolio that exceeded these expense limits in the amounts of $71,076, $91,689 and $111,580 during the fiscal years ended October 31, 1998, 1997 and 1996, respectively. The Advisor paid expenses of the Growth Portfolio that exceeded these expense limits in the amounts of $22,176, $48,003 and $64,401 during the fiscal years ended October 31, 1998, 1997 and 1996, respectively. The Advisor paid expenses of the Small Cap Portfolio that exceeded these expense limits in the amounts of $24,020, $24,879 and $26,098 during the fiscal years ended October 31, 1998, 1997 and 1996, respectively. The Mid Cap Portfolio was not in existence prior to 1998; during the period December 31, 1997 through October 31, 1998, it paid the Advisor a net fee of $29,031, after waiving $85,951.

         Under the Advisory Agreements, the Advisor will not be liable to the Portfolios for any error of judgment by the Advisor or any loss sustained by the Portfolios except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The Advisory Agreements will remain in effect for two years from their execution. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

         The Advisory Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolios at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreements also may be terminated by the Advisor on 60 days written notice to the Portfolios. The Advisory Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

         The Advisor also provides certain administrative services to the Trust pursuant to Administration Agreements, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust.

         During the fiscal years ended October 31, 1998, 1997 and 1996, the Advisor earned fees from the Balanced Fund A of $78,802, $52,139 and $24,822, respectively. For the fiscal years ended October 31, 1998 and 1997, the Advisor earned fees of $6,338 and $1,029, respectively, from the Growth Fund A and $6,173 and $1,993, respectively from the Small Company Growth Fund A. For the period December 31, 1997 through October 31, 1998, the Adviser earned fees from the Mid Cap Fund A of $8,219. The Advisor has agreed to limit the aggregate expenses of the Balanced Fund A, Growth Fund A, Mid Cap Fund A and Small Company Growth Fund A to 1.05%, 1.35%, 1.39% and 1.55%, respectively, of each Fund's average daily net assets. As a result, for the fiscal year ended October 31, 1998, the Advisor waived fees and reimbursed expenses of the Funds as follows:

                                       Waived            Reimbursed
                                        Fees              Expenses
                                        ----              --------
Balanced Fund A                        $78,802            $62,453
Growth Fund A                            6,338             79,331
Mid Cap Fund A                           8,219             76,165
Small Company Growth Fund A              6,173             79,271

         The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by the Advisor.

THE ADMINISTRATOR

         The Funds and the Portfolios each pay a monthly administration fee to Investment Company Administration, LLC for managing some of their business affairs. Each Fund pays an annual fee of $15,000. Each Portfolio pays an annual administration fee of 0.10% of its average net assets. Each Portfolio, other than the Balanced Portfolio, is subject to an annual minimum administration fee of $45,000. For the fiscal year ended October 31, 1998, the Balanced Portfolio, Growth Portfolio, Mid Cap Portfolio and Small Cap Portfolio paid $39,445, $130,737, $37,835 and $177,341, respectively, in administration fees.

THE DISTRIBUTOR

         First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, is the Trust's principal underwriter.

DISTRIBUTION PLAN

         The Trustees and/or shareholders of the Trust have adopted, on behalf of each Fund A, a Distribution Plan (the "A Plan") pursuant to Rule 12b-1 under the 1940 Act. The A Plan provides that each Fund A will pay a 12b-1 fee to the Distributor at an annual rate of 0.25% of its average daily net assets for expenses incurred in marketing its shares, including advertising, printing and compensation to securities dealers or other industry professionals.

         The Trustees of the Trust have adopted, on behalf of each Fund B, a Distribution Plan (the "B Plan") pursuant to Rule 12b-1 under the 1940 Act. The B Plan provides for the payment of a distribution fee at the annual rate of 0.75% of each Fund B's average daily net assets for expenses incurred in marketing its shares and a service fee at the annual rate of 0.25% of each Fund B's average daily net assets.

         For the fiscal year ended October 31, 1998, the Balanced Fund A, Growth Fund A and Small Company Growth Fund A paid the Distributor fees of $37,239, $3,616 and $4,803, respectively, all of which were paid as compensation to broker-dealers. The Mid Cap Fund A did not pay distribution fees

SHAREHOLDER SERVICES PLAN

         On May 15, 1998, the Board of Trustees approved the implementation of a Shareholder Services Plan (the "Services Plan") under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, each Fund A will pay the Advisor a monthly fee at an annual rate of up to 0.15% of the Fund's average daily net assets. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a "Participating Organization") out of the fees the Advisor receives from the Funds under the Services Plan to the extent that the Participating Organization performs shareholder servicing functions for Fund A shares owned by its customers.

DEALER COMMISSIONS

         The Distributor pays a portion of the sales charges imposed on purchases of the Fund A shares to retail dealers, as follows:

                                                 Dealer Commission
                                                     as a % of
                Your Investment                    Offering Price
                ---------------                    --------------
                Up to $49,000                           5.00%
                $50,000-$99,999                         3.75
                $100,000-$249,999                       2.75
                $250,000-$499,999                       2.00
                $500,000-$999,999                       1.60
                $1,000,000 and over                      *

* The Distributor pays a commission of up to 1.00% to financial institutions that initiate purchases of $1 million or more.

                             CUSTODIAN AND AUDITORS

         The Trust's  custodian,  Provident  National  Bank,  200 Stevens Drive,
Lester,  PA 19113 is  responsible  for  holding  the  Funds'  assets.  Provident
Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, DE 19809, acts as each Fund's transfer agent; its mailing address is P.O. Box 8943, Wilmington, DE 19899. The Trust's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Funds' tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolios by placing purchase and sale orders for the Portfolios, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreements to consider whether the broker provides research or statistical information to the Portfolios and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Portfolios or the Funds which invest in the Portfolios.

         The Advisory Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. During the fiscal years ended October 31, 1997 and 1996, the amount of brokerage commissions paid by the Balanced Portfolio were $24,471 and $8,805, respectively. During the fiscal year ended October 31, 1998, the Balanced Portfolio paid $34,286 in brokerage commissions, of which $319 was paid to brokers who furnished research services. During the fiscal years ended October 31, 1997 and 1996, the amount of brokerage commissions paid by the Growth Portfolio were $110,376 and $148,938, respectively. During the fiscal year ended October 31, 1998, the Growth Portfolio paid $165,841 in brokerage commissions, of which $2,255 was paid to brokers who furnished research services. During the fiscal years ended October 31, 1997 and 1996, the amount of brokerage commissions paid by the Small Cap Portfolio were $218,087 and $115,709, respectively. During the fiscal year ended December 31, 1998, the Small Cap Portfolio paid $208,083 in brokerage commissions, of which $10,766 was paid to brokers who furnished research services. During the period December 31, 1997 through October 31, 1998, the Mid Cap Portfolio paid $15,377 in brokerage commissions, of which $921 was paid to brokers who furnished research services.

         The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolios in the valuation of the Portfolios' investments. The research which the Advisor receives for the Portfolios' brokerage commissions, whether or not useful to the Portfolios, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Portfolios.

         The debt securities which will be a major component of the Balanced Portfolio's portfolio are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolios directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                               PORTFOLIO TURNOVER

         Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." Growth Portfolio's portfolio turnover rate for the fiscal years ended October 31, 1998 and 1997 was 81.06% and 67.54%, respectively. Balanced Portfolio's portfolio turnover rate for the fiscal years ended October 31, 1998 and 1997 was 111.47% and 104.50%, respectively. Small Cap Portfolio's portfolio turnover rate for the fiscal years ended October 31, 1998 and 1997 was 81.75% and 151.52%, respectively. Mid Cap Portfolio's portfolio turnover rate for the period December 31, 1997 through October 31, 1998 was 166.89%.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Reference is made to "Ways to Set Up Your Account - How to Buy Shares How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

         The contingent deferred sales charge imposed on Fund B shares does not apply to (a) any redemption pursuant to a tax-free return of an excess contribution to an individual retirement account or other qualified retirement plan if the Fund is notified at the time of such request; (b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Fund shares for a minimum period of three years; (c) any redemption by advisory accounts managed by the Advisor or its affiliates; (d) any redemption made by employees, officers or directors of the Advisor or its affiliates; (e) any redemption by a tax-exempt employee benefit plan if continuation of the investment would be improper under applicable laws or regulations; and (f) any redemption or transfer of ownership of shares following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (the "Code"), of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability.

                                 NET ASSET VALUE

         The net asset value of the Portfolios' shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day. Each Portfolio's net asset value is calculated separately.

         The net asset value per share is computed by dividing the value of the securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio outstanding at such time.

         Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

                                    TAXATION

         The Funds will each be taxed as separate entities under the Code and each intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

         In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

         Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by a Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

         Under the Taypayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax - generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

         Each Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

TOTAL RETURN

         Average annual total return quotations used in a Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

         The Funds' return computed at the public offering price (using the maximum sales charge) for the periods ended October 31, 1998 are set forth below:

AVERAGE ANNUAL TOTAL RETURN

                                    One Year    Five Years    Life of Fund*
                                    --------    ----------    -------------
Balanced Fund A                       11.01%      12.37%         12.28%
Growth Fund A                         12.62         N/A          15.68
Small Company Growth Fund A          (23.12)        N/A         (11.97)
-----------------
* The inception dates for the Funds are as follows: Balanced Fund A - June 10, 1992 ; Growth Fund A - February 3, 1997; and Small Company Growth Fund A - February 3, 1997.

TOTAL RETURN

                                  LIFE OF FUND**

Mid Cap Fund A                       (0.75)%

----------
**The Fund commenced operations on December 31, 1997.

YIELD

         Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [(a-b + 1){6} - 1]
                                      ---
                                      cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

         Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

         Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

         Each Fund is a diversified series of the Trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created twelve series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

         Prior to October 31, 1999, the Provident Investment Counsel Funds A were called Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Mid Cap Fund and Provident Investment Counsel Pinnacle Small Company Growth Fund.

         Each Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

         The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

         The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

         Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

                              FINANCIAL STATEMENTS

         The annual report to shareholders for the Funds A for the fiscal year ended October 31, 1998 and the semi-annual report to shareholders for the six-month period ended April 30, 1998 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

                                    APPENDIX
                             Description of Ratings

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

         Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S RATINGS GROUP: CORPORATE BOND RATINGS

         AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.